# *LOAN AGREEMENT*

Line of credit up to $250,000.00 Date: February 28, 2019

For value received, the undersigned Paragon (the "Borrower"), at 1461 Tamarind Ave, Los Angeles, California 90028, promises to pay to the order of Egor Lavrov and Jessica VerSteeg (the "Lender"), at 1461 Tamarind Ave, Los Angeles, Los Angeles, California 90028 (or at such other place as the Lender may designate in writing), the sum of up to $250,000.00 with no interest.

## I. TERMS OF REPAYMENT

### A. Payments

The unpaid principal and accrued interest shall be payable in full on any future date on which the Lender demands repayment (the "Due Date").

## II. SECURITY

This Note shall be secured by a Mortgage Deed to real property commonly known as 1461 Tamarind Ave, Los Angeles, California 90028. The Lender is not required to rely on the above security instrument and the assets secured therein for the payment of this Note in the case of default, but may proceed directly against the Borrower.

## III. PREPAYMENT

The Borrower reserves the right to prepay this Note (in whole or in part) prior to the Due Date with no prepayment penalty.

## IV. COLLECTION COSTS

If any payment obligation under this Note is not paid when due, the Borrower promises to pay all costs of collection, including reasonable attorney fees, whether or not a lawsuit is commenced as part of the collection process.

## V. DEFAULT

If any of the following events of default occur, this Note and any other obligations of the Borrower to the Lender, shall become due immediately, without demand or notice:

1) the failure of the Borrower to pay the principal and any accrued interest when due;

2) the liquidation, dissolution, incompetency or death of the Borrower;

3) the filing of bankruptcy proceedings involving the Borrower as a debtor;

4) the application for the appointment of a receiver for the Borrower;

5) the making of a general assignment for the benefit of the Borrower's creditors;

6) the insolvency of the Borrower;

7) a misrepresentation by the Borrower to the Lender for the purpose of obtaining or extending credit; or

8) the sale of a material portion of the business or assets of the Borrower.

In addition, the Borrower shall be in default if there is a sale, transfer, assignment, or any other disposition of any real estate pledged as collateral for the payment of this Note, or if there is a default in any security agreement which secures this Note.

## VI. SEVERABILITY OF PROVISIONS

If any one or more of the provisions of this Note are determined to be unenforceable, in whole or in part, for any reason, the remaining provisions shall remain fully operative.

## VII. MISCELLANEOUS

All payments of principal and interest on this Note shall be paid in the legal currency of the United States. The Borrower waives presentment for payment, protest, and notice of protest and demand of this Note.

No delay in enforcing any right of the Lender under this Note, or assignment by Lender of this Note, or failure to accelerate the debt evidenced hereby by reason of default in the payment of a monthly installment or the acceptance of a past-due installment shall be construed as a waiver of the right of Lender to thereafter insist upon strict compliance with the terms of this Note without notice being given to Borrower. All rights of the Lender under this Note are cumulative and may be exercised concurrently or consecutively at the Lender's option.

This note may not be amended without the written approval of the holder.

## VIII. GOVERNING LAW

This Note shall be construed in accordance with the laws of the State of California.

## IX. SIGNATURES

This Note shall be signed by Jessica Lavrov, on behalf of Paragon and Egor/Jessica Lavrov.

**[SIGNATURE PAGE FOLLOWS]**

**IN WITNESS WHEREOF,** this Agreement has been executed and delivered in the manner prescribed by law as of the date first written above.

Signed this 28 day of Feb., 2019, at Los Angeles, CA.

Borrower:
Paragon

By: [signature]
Jessica VerSteeg

Lender:
Egor Lavrov and Jessica VerSteeg

By: [signature] [signature] EGOR LAVROV
Egor Lavrov and Jessica VerSteeg